                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. _______________)


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:

    / /   Preliminary Proxy Statement         / / Confidential, For Use of the
                                                  Commission Only (as permitted
    /X/   Definitive Proxy Statement              by Rule 14a-6(e)(2))

    / /   Definitive Additional Materials

    / /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ARISTA INVESTORS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  No fee required.

    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total fee paid:
--------------------------------------------------------------------------------
    / / Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                             ARISTA INVESTORS CORP.

                               ------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on Friday, August 6, 1999


                               ------------------

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Arista Investors Corp., a Delaware corporation (the "Company"), will be held on Friday, August 6, 1999, at 10:00 a.m., local time, at Cold Spring Harbor Country Club, East Gate Drive, Cold Spring Harbor, New York 11724, for the following purposes:

              1. To elect five directors to the Board of Directors until the next annual meeting or until their successors are elected and qualified;

              2. To approve and adopt the Company's 1999 Non-Qualified Stock Option Plan to enable key employees and directors of the Company to receive stock options to purchase the Company's Class A Common Stock;

              3. To approve and adopt the Company's 1999 Restricted Stock Plan to enable key employees and directors of the Company to receive stock awards under such plan; and

              4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


         The Board of Directors has fixed the close of business on July 1, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting, and any adjournment or adjournments thereof.

         Whether or not you expect to be present at the Meeting, please complete, date, and sign the enclosed proxy card and return it in the envelope provided. Your vote is important.

                                  By Order of the Board of Directors,

                                  SUSAN J. HALL,
                                  Secretary


Date: July 12, 1999

                             ARISTA INVESTORS CORP.
                                 116 John Street
                            New York, New York 10038


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on Friday, August 6, 1999


                                  INTRODUCTION


         This Proxy Statement is being furnished to stockholders of Arista Investors Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at Cold Spring Harbor Country Club, East Gate Drive, Cold Spring Harbor, New York 11724 at 10:00 a.m., local time, on Friday, August 6, 1999, and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying Notice of Meeting of Stockholders, Form of Proxy, and 1998 Annual Report To Stockholders are first being mailed to stockholders of the Company on or about July 14, 1999.

         The Board of Directors has fixed the close of business on July 1, 1999 as the record date (the "Record Date") for the determination of those stockholders of the Company entitled to notice of and to vote at the Meeting. Only those holders of record on the books of the Company on the Record Date will be entitled to notice and to vote at the Meeting. Each stockholder of the Company's Class A common stock, par value $0.01 per share (the "Class A Common Shares" or "Class A Common Stock"), will be entitled to cast, in person or by properly executed proxy, one vote for each Class A Common Share so held for each of the five director-nominees, the approval and adoption of the 1999 Non-Qualified Stock Option Plan (the "1999 Non-Qualified Plan") and 1999 Restricted Stock Plan (the "1999 Restricted Stock Plan"). In the past, the Company had 47,400 shares of Class B common stock, par value $0.01 per share (the "Class B Common Stock"), issued and outstanding. On May 4, 1999, the Class A Directors of the Board of Directors of the Company exercised an option (the "Class B Stock Transaction") granted to the Company pursuant to a letter agreement, dated June 14, 1996 (the "Letter Agreement"), by Mr. Bernard Kooper, the Chairman of the Board of Directors of the Company and beneficial owner of 47,400 shares of the Company's Class B Common Stock, representing all of the Company's issued and outstanding shares of Class B Common Stock. The Class B Stock Transaction was consummated on May 18, 1999, and as a result of such transaction, there are no longer any shares of the Company's Class B Common Stock outstanding. (See "Compensation Committee Interlocks and Insider Participation" discussion on page 12.)

         On the Record Date, there were 2,570,100 Class A Common Shares issued and outstanding (excluding 10,000 shares of treasury stock). The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding Class A Common Shares entitled to vote is necessary to constitute a quorum at the Meeting. In all matters other than the election of directors, an amendment to the certificate of incorporation, or any merger, sale of assets or other similar corporate matter, the affirmative vote of a majority of the Class A Common Shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions will be treated as votes against a proposal. Broker non-votes will be counted towards a quorum, but will not be counted for purposes of determining whether a matter has been approved by the stockholders. Directors shall be elected by the plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

         All Class A Common Shares represented at the Meeting by properly executed proxies received by the Company, and not revoked prior to the taking of the vote at the Meeting, will be voted at the Meeting in accordance with the instructions on such proxies. If no instructions are indicated, such proxies will be voted FOR the election to the Board of Directors of the director-nominees named in this Proxy Statement, the adoption of the 1999 Non-Qualified Plan and 1999 Restricted Stock Plan. The Company does not know of any matters, other than the election of directors and the adoption of the 1999 Non-Qualified Plan and 1999 Restricted Stock Plan, to be presented at the Meeting. However, if any other matters are properly presented at the Meeting for action, the proxy holders will have the authority to vote on such matters in their discretion.

         Any proxy given pursuant to this solicitation may be revoked by the stockholder who granted such proxy by giving notice thereof to the Secretary of the Company at any time before the proxy is voted. Such revocation will not be effective until written notice thereof is received by the Secretary of the Company. All notices of revocation of proxies should be delivered to the Secretary either at the Company's principal offices at 116 John Street, New York, New York 10038, prior to the Meeting, or at the Meeting. Attendance by a stockholder at the Meeting will not, in itself, constitute revocation of such stockholder's proxy.

         The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone, or telegram. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO MS. SUSAN J. HALL, SECRETARY, ARISTA INVESTORS CORP., 116 JOHN STREET, NEW YORK, NEW YORK 10038.


                PRINCIPAL STOCKHOLDERS; SHARES HELD BY MANAGEMENT

         As of the Record Date, the Company had 2,570,100 Class A Common Shares issued and outstanding. The following table sets forth the number of shares of the Company's common stock owned as of the Record Date by (i) owners of more than 5% of the Company's outstanding common stock, (ii) each director of the Company, (iii) each of the Named Executives, and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, each person or entity named in the table has sole investment power and sole voting power with respect to the shares of the Company's common stock set forth opposite his or her name.


                                            Number of Shares
                                                of Class A                 Percentage Ownership
Name and Address of                           Common Stock                of Class A Common Stock
Beneficial Owner                            Beneficially Owned                 Outstanding(1)
----------------                            ------------------                 --------------
Bernard Kooper, Chairman of the                  525,200                           20.4%
   Boards of Directors of the Company
   and Arista(2)(3)
116 John Street
New York, New York  10038

Stanley S. Mandel, President and                 105,400                            4.1%
   Director of the Company
   and Arista(4)(5)
116 John Street
New York, New York  10038

Susan J. Hall -
  Senior Vice President,                           1,100                             *
  Treasurer and Secretary of
  the Company and Arista,
  and Controller and Director
  of Arista
116 John Street
New York, New York  10038

Peter J. Norton, Vice President
   of the Company and Arista and
   Director of Arista                                --                              --
116 John Street
New York, New York 10038

Louis H. Saltzman, Director of the
   Company and Arista(3)                         70,000                             2.7%
1205 Northern Boulevard
Manhasset, New York 11030

Richard P. Farkas, Director of the
   Company and Arista                                --                              --
500 Route 36
Navesink, New Jersey 07752

J. Martin Feinman, Director of the
   Company and Arista(6)                         51,200                             2.0%
270-07 E. Grand Central Parkway
Floral Park, New York  11005

Daniel Glassman, Director of the
   Company and Arista                            38,600                             1.5%
4 Magnolia Lane
Woodbury, New York 11797

Michael B. Krasner, Director of the
  Company and Arista                             29,800                             1.2%
371 Merrick Road
Rockville Centre, New York 11570

Keith E. Mandel, M.D.(5)                        178,400                             6.9%
99 Pond Avenue
Brookline, Massachusetts 02445

Old Lyme Holding Corporation(7)                 205,000                             8.0%
122 East 42nd Street
New York, New York 10168

Helmut N. Friedlaender (8)                      142,500                             5.5%

All officers and directors                      821,300                            32.0%
as a group (9 persons)
(2)(3)(5)(6)


----------
* Less than 1%.

(1) Based upon 2,570,100 shares of Class A Common Stock outstanding on the Record Date.

(2) Includes 30,400 shares of Class A Common Stock owned by Arlyne Kooper, wife of Bernard Kooper.

(3) Bernard Kooper is the father-in-law of Louis Saltzman. Each disclaims beneficial ownership of the securities of the Company owned by the other.

(4) Includes shares of Class A Common Stock held individually by Stanley S. Mandel and in the various retirement accounts of Stanley S. Mandel and Joy Mandel, wife of Stanley S. Mandel.

(5) Dr. Keith E. Mandel is the son of Stanley S. Mandel. Each disclaims beneficial ownership of the securities of the Company owned by the other.

(6) Includes 2,400 shares of Class A Common Stock owned by Carl Feinman, the son of J. Martin Feinman, 2,400 shares of Class A Common Stock owned by Lisa Feinman Baum, the daughter of J. Martin Feinman, and 2,400 shares of Class A Common Stock owned by Jane Feinman Kendes, the daughter of J. Martin Feinman. Mr. Feinman disclaims beneficial ownership of the shares of Class A Common Stock owned by his children.

(7) According to the Schedule 13D, Amendment No. 1, dated April 4, 1995, filed by Old Lyme Holding Corporation on behalf of itself and certain reporting persons.

(8) According to the Schedule 13G, Amendment No. 1, dated June 9, 1999, filed with the Securities and Exchange Commission on behalf of: (A) Helmut N. Friedlaender, (B) Helmut N. Friedlaender Individual Retirement Account, (C) Ronald J. Stein, Helmut N. Friedlaender and Edith F. Bondi, as trustees U/W/O Hedwig Friedlaender F/B/O Helmut N. Friedlaender, (D) Ronald J. Stein, Helmut N. Friedlaender and Edith F. Bondi, as trustees U/W/O Hedwig Friedlaender F/B/O Edith F. Bondi, (E) the Eugen Friedlaender Foundation, Inc., a New York not-for-profit corporation, (F) the Gumpel-Lury Foundation, a New York not-for-profit corporation, (G) Judith G. Friedlaender, individually and as custodian for Catherine Ann Friedlaender, (H) Ronald J. Stein as trustee F/B/O Judith Gumpel Friedlaender, (I) Ronald J. Stein as trustee F/B/O Jane Lury Friedlaender, (J) Ronald J. Stein and Thomas M. Franck as trustees F/B/O Ardith Y. Bondi, (K) Ardith Y. Bondi, (L) Rebecca Osborn and (M) Wolfgang J. Neumann Individual Retirement Account. Except for Ronald J. Stein, the business address of each of the foregoing reporting persons is: c/o Helmut N. Friedlaender, Suite 3820, 60 East 42nd Street, New York, New York 10165. The business address of Ronald J. Stein is 180 Maiden Lane, New York, New York 10038.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At a meeting of the Board of Directors held on June 3, 1999, the Board of Directors duly adopted a resolution to reduce the size of the Board to five directors. Five directors will be elected by the holders of Class A Common Stock and are to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and have qualified.

         The nominees for election as directors are as follows:

                                                     Daniel Glassman
                                                     Bernard Kooper
                                                     Michael Krasner
                                                     Stanley S. Mandel
                                                     Louis H. Saltzman

         Each of the nominees currently serves on the Company's Board of Directors. Each of the nominees has so served continuously since he first became a director. Information about all nominees is set forth under "Management Directors and Executive Officers."

         It is the intention of the persons named as proxy, unless authority is withheld, to vote the proxies given them for the election of each of the five nominees named herein.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
          STOCKHOLDERS VOTE FOR EACH OF THE FIVE NOMINEES FOR DIRECTOR.

                                   MANAGEMENT

Directors and Executive Officers

         The names of the directors, executive officers, and nominees for directors, their ages, positions with the Company and Arista Insurance Company ("Arista"), and their tenure as directors of the Company, are set forth below:



                                                                                                 Director of
                                                                                                 the Company
Name                           Age          Position                                             Since
----                           ---          --------                                             -----
Bernard Kooper(1)              74           Chairman of the Boards of Directors                  1978
                                            of the Company and Arista

Stanley S. Mandel(1)           64           President and Director of the Company                1983
                                            and Arista

Susan J. Hall                  55           Senior Vice President, Treasurer and Secretary       --
                                            of the Company and Arista, and Controller
                                            and Director of Arista

Peter J. Norton                54           Vice President of the Company and Arista,            --
                                            and Director of Arista

Louis H. Saltzman(1)           48           Director of the Company                              1981
                                            and Arista

Richard P. Farkas(2)           74           Director of the Company and Arista                   1991

J. Martin Feinman(2)           74           Director of the Company and Arista                   1978

Daniel Glassman(1)             70           Director of the Company and Arista                   1994

Michael B. Krasner(1)          58           Director of the Company and Arista                   1999


----------
(1)      Director-nominee.
(2) Not a director-nominee. At a meeting of the Board of Directors held on June 3, 1999, the Board of Directors duly adopted a resolution to reduce the size of the Board to five directors.

              BERNARD KOOPER, a director-nominee, has served as Chairman of the Board of Directors of the Company since its inception and Chairman of the Board of Directors of Arista since June 1986. Mr. Kooper served as President of the Company from its inception to November 12, 1998, the closing date of the transactions (collectively, the "Transaction") contemplated by the Assumption Reinsurance Agreement, dated September 23, 1998 (the "Treaty"), between the Company and The Guardian Life Insurance Company of America ("The Guardian") and the Administrative Services Agreement, dated September 23, 1998 (the "TPA Agreement"), between the Company and The Guardian. Since 1971, Mr. Kooper has served as President and has been the sole stockholder of Bernard Kooper Life Agency, Inc. and Bernard Kooper Associates, Inc., life, accident and health general agencies in New York, New York. Since 1968, Mr. Kooper has also served as Vice President and has been a principal stockholder of Fischman-Kooper, Inc., a multi-line insurance agency located in Roslyn Heights, New York. Mr. Kooper is the father-in-law of Louis H. Saltzman.

              STANLEY S. MANDEL, a director-nominee, has served as President of the Company since the closing date of the Transaction, and also as a director of the Company and President and a director of Arista since August 1983. From August 1993 until the closing date of the Transaction, Mr. Mandel served as Executive Vice President of the Company. Mr. Mandel is also a director of Micro-Medical Industries, Inc. and President and Chairman of the Board of Directors of Kingsbrook Jewish Medical Center.

              SUSAN J. HALL has served as Senior Vice President and Treasurer of the Company and Arista since March 1988, as Secretary of the Company and Arista since the closing date of the Transaction and as a director of Arista since June 1987. Since October 1986, Ms. Hall has served as Controller of Arista.

              PETER J. NORTON has served as Vice President of the Company since February 1, 1999 and Vice President of Arista since July 1, 1994. Mr. Norton has served as a director of Arista since May 4, 1999.

              LOUIS H. SALTZMAN, a director-nominee, has served as a director of the Company and Arista since May 1981. From May 1981 until the closing date of the Transaction, Mr. Saltzman served as Secretary of the Company and Arista. Since March 31, 1997, Mr. Saltzman has served as Secretary, a director and a principal stockholder of the Saltzman-American Business Agency, Inc., a life and health general agency in Manhasset, New York. Since January 1989, Mr. Saltzman served as President and sole stockholder of The Saltzman/Kooper Agency, Inc., a life, accident and health general agency in New York, New York. Mr. Saltzman is the son-in-law of Bernard Kooper.

              RICHARD P. FARKAS has served as a director of the Company since September 1991 and as a director of Arista since June 1988. From June 1988 to June 1990, Mr. Farkas served as a director of the Company. Mr. Farkas is also Chairman and Chief Executive Officer of IMC International Management Consultants, Inc., a provider of business and management consulting services. Mr. Farkas is also a director of Waterchef, Inc. and Ta Lenman, Inc.

              J. MARTIN FEINMAN has served as a director of the Company since its inception, and has served as a director of Arista since May 1981. From 1950 until November 1992, Mr. Feinman served as President of Olde England Paint and Varnish Corporation, a distributor of paint products, located in Brooklyn, New York.

              DANIEL GLASSMAN, director-nominee, has served as a director of the Company since October 1994 and has served as a director of Arista since June 1982. From 1971 to 1991, he served as Vice President-Finance and director of Lea Ronal, Inc, a chemical specialties manufacturer. Mr. Glassman is the President and sole stockholder of CSA, Inc., a clothing manufacturer, and a principal stockholder of JLT Corp., a clothing manufacturer.

              MICHAEL B. KRASNER, a director-nominee, has served as a director of the Company since April 13, 1999. Mr. Krasner has also served as a director of Arista since its inception. Since 1988, he has also served as President of Louis D. Krasner, Inc., a multi-line insurance agency located in Rockville Centre, New York.

         The terms of office of all officers and directors expire at the time of the Annual Meeting of Stockholders. Noah Fischman resigned as a director of the Company and Arista on April 13, 1999. Mr. Fischman had served as a director of the Company since its inception and of Arista since May 1981.

COMMITTEES OF THE BOARD

         The Board of Directors has the following standing committees:

         AUDIT COMMITTEE: The Audit Committee reviews the Company's financial accounting procedures, internal controls and the reports of the Company's independent certified public accountants. The Audit Committee met one time in fiscal 1998. In fiscal 1998, Messrs. Feinman, Farkas and Fischman served as members of the Audit Committee. Mr. Fischman resigned as a director on April 13, 1999. Messrs. Feinman and Farkas continue to serve as members of the Audit Committee.

         COMPENSATION COMMITTEE: The Compensation Committee makes recommendations to the Board concerning compensation arrangements for directors, executive officers and certain other senior management of the Company. The Compensation Committee met three times in fiscal 1998. In fiscal 1998, Mr. Feinman and Mr. Fischman served as members of the Compensation Committee. Mr. Fischman resigned as a director on April 13, 1999. Mr. Feinman continues to serve on the Compensation Committee.

         EXECUTIVE COMMITTEE: The Executive Committee has, to the extent permitted by law, the full power and authority of the full Board of Directors to act when the Board is not in session. The Executive Committee met twice in fiscal 1998. In fiscal 1998, Messrs. Kooper, Mandel, Feinman, Saltzman and Fischman served as members of the Executive Committee. Mr. Fischman resigned as a director on April 13, 1999. Messrs. Kooper, Mandel, Feinman and Saltzman continue to serve as members of the Executive Committee.

         INVESTMENT COMMITTEE: The Investment Committee makes recommendations to the Board concerning the cash management and investment policies of the Company. The Investment Committee did not hold any meetings in fiscal 1998. In fiscal 1998, Messrs. Kooper, Farkas and Fischman served as members of the Investment Committee. Mr. Fischman resigned as a director on April 13, 1999. Messrs. Kooper and Farkas continue to serve as members of the Investment Committee.

         ACQUISITION COMMITTEE: A special committee of the Board was established in 1994 to assist the Board in selecting potential candidates for mergers or acquisitions with the Company. The Acquisition Committee did not hold any meetings in fiscal 1998. In fiscal 1998, Messrs. Feinman, Farkas and Fischman served as members of the Acquisition Committee. Mr. Fischman resigned as a director on April 13, 1999. Messrs. Feinman and Farkas continue to serve as members of the Acquisition Committee.

         The Board of Directors held nine meetings during fiscal 1998. In 1998, each incumbent director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a director plus (ii) the total number of meetings held by all committees of the Board on which the incumbent served.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the three most recently ended fiscal years ended December 31, the cash compensation paid or accrued for those years to the President of the Company and to each of the four most highly compensated executive officers of the Company other than the President whose aggregate annual salary and bonus paid in compensation for services rendered in all the capacities in which they served exceeded $100,000 for the Company's last fiscal year (each, a "Named Executive Officer"):

                           SUMMARY COMPENSATION TABLE



                                                                                     Long-Term Compensation
                                    Annual Compensation                         Awards                  Payouts
Name and                                                 Other         Restricted
Principal                                                Annual          Stock      Options/     LTIP              All Other
Position                   Year  Salary($)  Bonus($)  Compensation($)   Awards($)    SARs (#)   Payouts($)   Compensation($)(4)(6)
--------                   ----  ---------  --------  ---------------   ---------    --------   ----------   ---------------------
Bernard Kooper -
Chairman of the Boards of
Directors of the Company   1996  150,000     10,000     492,750(7)        -0-          -0-        -0-               35,950
and Arista(1)(4)(5)        1997  150,000     35,000         -0-           -0-          -0-        -0-               35,950
                           1998  150,000        -0-         -0-           -0-          -0-        -0-               35,950(6)

Stanley S. Mandel -
President and a Director   1996  208,750     26,000     264,600(7)        -0-          -0-        -0-               27,196
of the Company and         1997  208,750     61,000      63,428(8)        -0-          -0-        -0-               28,363
Arista (2)(3)(4)(5)        1998  231,519        -0-      25,692(8)        -0-          -0-        -0-               28,363(6)


Susan J. Hall -
Senior Vice President,     1996   80,136      12,000        -0-           -0-          -0-        -0-                 -0-
Treasurer and Secretary    1997   84,217         -0-        -0-           -0-          -0-        -0-                 -0-
of the Company and Arista, 1998   90,316         -0-     31,201(8)        -0-          -0-        -0-                 -0-
of and Controller and
Director of Arista

Peter J. Norton-           1996  125,000       9,999      9,600(8)        -0-          -0-        -0-                9,600
Vice President of          1997  125,000         -0-     19,215(8)        -0-          -0-        -0-                9,600
the Company                1998  125,000         -0-     19,215(8)        -0-          -0-        -0-                9,600(6)
and Arista and Director
of Arista(9)



----------
(1) Effective February 1993, the Company entered into an employment agreement with Mr. Kooper which provided Mr. Kooper with a base salary of $150,000 per annum (the "Kooper Employment Agreement"). The Kooper Employment Agreement obliged Mr. Kooper to devote such time as he deemed necessary to perform his duties on behalf of the Company (but in no event less than 120 days per year). Mr. Kooper devoted and continues to devote a substantial amount of his time to the activities of Bernard Kooper Life Agency Inc., Bernard Kooper Associates, Inc., Fischman-Kooper, Inc. and other business activities during the year. In July 1994, the Kooper Employment Agreement was amended to, among other things, extend Mr. Kooper's term of employment for an additional three year period, expiring in February 2001.
Effective December 10, 1998, the Kooper Employment Agreement was terminated. See Footnote (5) below.

(2) Effective February 1993, Arista entered into an employment agreement with Mr. Mandel which provided Mr. Mandel with a base salary of $208,750 per annum (the "Mandel Employment Agreement"). In July 1994, the Mandel Employment Agreement was amended to, among other things, extend Mr. Mandel's term of employment for an additional three year period, expiring in February 2001. Under the Mandel Employment Agreement, Mr. Mandel was also entitled to annual reimbursements for automobile expenses of up to $9,000 per annum and a non-accountable expense allowance of up to $5,000 per annum and required Arista to obtain a long-term disability benefits policy with benefits of $5,000 per month for Mr. Mandel. Effective December 10, 1998, the Mandel Employment Agreement was terminated.
See Footnote (5) below.

(3) Effective on the closing date of the Transaction, the Company entered into a new employment agreement with Mr. Mandel (the "Mandel Investors Employment Agreement") pursuant to which Mr. Mandel is employed as President of the Company for a period ending on the later to occur of (i) the second anniversary of the Effective Date (as that term is defined in the Mandel Investors Employment Agreement) or (ii) the termination date of the TPA Agreement (the "Employment Period"), renewable for an additional period of not more than three years. Pursuant to the Mandel Investors Employment Agreement, Mr. Mandel is to receive a salary of $185,000 per annum, an annual bonus equal to 8% of the Company's annual earnings before income taxes and extraordinary or non-recurring items from third party administration operations for such bonus period and a nonaccountable expense allowance equal to $5,000 per annum. The Mandel Investors Employment Agreement may be terminated upon Mr. Mandel's death or disability, with or without "Cause," the occurrence of a "Change of Control" (as those terms are defined in the Mandel Investors Employment Agreement) and the termination of the TPA Agreement. Pursuant to the Mandel Investors Employment Agreement, in the event of a "Change of Control," the Company or the successor or surviving corporation, as the case may be, may terminate, assign or assume the Mandel Investors Employment Agreement, provided, however, that any such entity pays Mr. Mandel a sum equal to $370,000. Pursuant to the Mandel Investors Employment Agreement, Mr. Mandel has agreed not to engage in any "Competitive Activity" (as defined in the Mandel Investors Employment Agreement) during the Employment Period and up to a period of one year thereafter, provided, Mr. Mandel is paid a sum equal to $185,000 in twelve equal monthly installments, commencing the month subsequent to such termination.

(4) Each of the Kooper Employment Agreement and Mandel Employment Agreement was amended in July 1994 to provide for a split-dollar insurance policy in the amount of $1,000,000 and $205,000, respectively. Under these agreements, the Company and Arista paid the premiums on these policies on behalf of Mr. Kooper and Mr. Mandel for a period of time specified in each agreement. The premium payments are treated as loans to both Mr. Kooper and Mr. Mandel and are collateralized by the underlying policy cash values. For the year ended December 31, 1998, loans of $33,338 and $10,419 were made to Mr. Kooper and Mr. Mandel, respectively, and the cash surrender values of the insurance policies owned by Mr. Kooper and Mr. Mandel were approximately $214,037 and $65,884, respectively. The policies also provide that in the event that Mr. Kooper or Mr. Mandel shall be living on February 16, 2001, each of them will be entitled to a lump sum retirement benefit equal to the amount of premiums paid by the Company or Arista, attributable to the cumulative increase in the cash surrender value of the policies during the period ending February 2001. Pursuant to the Kooper Employment Agreement and the Mandel Employment Agreement, the Company and Arista are obligated to make lump sum payments on behalf of Mr. Kooper and Mr. Mandel sufficient to render their respective policies "paid up" upon (i) their death (if they predecease their spouse), (ii) one year from a physical or mental disability or (iii) a merger, consolidation, or sale of all or substantially all of the assets of the Company or Arista, unless their employment has been terminated for "Cause" (as defined in the employment agreements). Effective upon the termination of the Kooper Employment Agreement and Mandel Employment Agreement on December 10, 1998, each of Mr. Kooper and Mr. Mandel agreed to defer having the Company pay such premiums to render the foregoing policies "paid up" and, also, to receive the lump sum payouts as discussed in Footnote
(5) below; provided, however, that such lump sum payouts bear interest monthly at the applicable federal short term rate as provided in Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the Company agrees to make such payments within ten days after the payment by Arista of a special dividend or special dividends to the Company, approved by the Department, in an aggregate amount equal to or greater than $8.4 million (the "Investors Dividend"). See Footnote (5).

(5) The Kooper Employment Agreement and the Mandel Employment Agreement provided that in the event of a consolidation, merger, or sale of all or substantially all of the assets of the Company or Arista, such employment agreements may be terminated, and upon such termination, Mr. Kooper and/or Mr. Mandel, respectively, would be entitled to receive a lump sum payout. The payout was to be the maximum amount that would not trigger the excise tax payable in the event of an "excess parachute payment" as such term is defined in the Internal Revenue Code of 1986, as amended. Effective December 10, 1998, the Kooper Employment Agreement and the Mandel Employment Agreement were terminated, and Mr. Kooper and Mr. Mandel have become entitled to receive payments of $861,658 and $994,619, respectively. The Company was required to pay such amounts to Messrs. Kooper and Mandel within ten days after the payment of the Investors Dividend. On May 13, 1999, the Company made the lump sum payout to Mr. Kooper in the amount of $861,658.

(6) Other compensation includes in fiscal 1998: (i) insurance premiums paid in fiscal 1998 by, or on behalf of, the Company with respect to certain split dollar life insurance policies as follows: (x) Bernard Kooper, $35,950 (Mr. Kooper had taxable income in 1998 of $2,610 with regard to these premiums), and
(y) Stanley S. Mandel, $11,313 (Mr. Mandel had taxable income in 1998 of $894 with regard to these premiums); (ii) Stanley S. Mandel also received automobile expenses of $9,000 and a non-accountable expenses of $5,000 and long-term disability premium payments of $3,050 and (iii) a car allowance of $6,000 and a nonaccountable expense allowance of $3,600 to Mr. Norton.

(7) Amount realized upon the exercise of warrants, nonqualified stock options or upon the early disposition of the shares underlying incentive stock options.

(8) Amount realized upon sale of unused vacation time.

(9) Effective February 1, 1999, Mr. Norton's employment agreement, dated July 1, 1994, with Arista was assigned to the Company pursuant to which Mr. Norton serves as Vice President of the Company (the "Norton Employment Agreement'). Pursuant to the Norton Employment Agreement, Mr. Norton (a) receives an annual base salary equal to $125,000 per year, (b) is entitled to (i) receive an annual bonus, as may be determined by the Board of Directors, (ii) be reimbursed for automobile expenses in the sum of $6,000 per year and (e) receive a nonaccountable expense allowance equal to $3,600 for each twelve month period falling within the employment period. The Norton Employment Agreement may be terminated in the case of the death or disability of Mr. Norton or with or without "Cause" (as defined in the Norton Employment Agreement). Pursuant to the Norton Employment Agreement, Mr. Norton has agreed not to engage in any "Competitive Activity" (as defined in the Norton Employment Agreement) during the Employment Period and up to a period of one year thereafter, provided, Mr. Norton is paid a sum equal to $75,000 in twelve equal monthly installments, commencing the month subsequent to such termination. The Company and Mr. Norton have agreed in principal to extend the Norton Employment Agreement for an additional one year period ending June 30, 2000.


STOCK OPTIONS

         There were no options granted in fiscal 1998 and there were no warrants and options exercised by Named Executive Officers in fiscal 1998.


                            COMPENSATION OF DIRECTORS

         Directors of the Company are usually elected annually. Directors of the Company and Arista who are not full-time employees of the Company or Arista, were paid $1,125 per quarter for each Board on which the member served. Directors of the Company and Arista who are not full-time employees of the Company or Arista received $250 for each directors' meeting actually attended and $250 for each committee meeting actually attended. No attendance fee for a committee meeting is paid if a directors' meeting is held on the same day.

         In 1996 and 1998, the Company engaged a company owned by Richard Farkas, a director of Arista and the Company, to perform consulting services with respect to proposed transactions and related activities of the Company, including, but not limited to, evaluating various business strategies. Such consulting services were performed throughout a five month period ended on July 31, 1996 and a 3 1/2 month period ended July 15, 1998. In consideration for such consulting services, the Company paid Mr. Farkas' company $30,000 in 1996 and $6,000 in 1998.

         In July 1993, Arista entered into an agreement with Richard Greenwald for specified services to be performed for a fee of $500 per week. Mr. Greenwald became a director of Arista in October 1994. Arista paid $26,000 under this Agreement in 1996 and 1997 and $25,000 in 1998. As a result of the Transaction, such agreement between Arista and Mr. Greenwald was terminated, effective as of January 31, 1999.


                    EMPLOYMENT CONTRACTS AND TERMINATIONS OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company's employment agreements with Mr. Bernard Kooper, Mr. Stanley S. Mandel and Mr. Peter J. Norton are described in the footnotes to the Summary Compensation Table included in this Proxy Statement.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the twelve month period ended December 31, 1998, the Compensation Committee consisted of Noah Fischman and J. Martin Feinman. Mr. Fischman resigned as director of the Company on April 13, 1999.

         Mr. Fischman, a former Vice President and director of the Company, is a principal stockholder of Fischman-Kooper, Inc., an insurance broker. Mr. Kooper, a former President of the Company and the current Chairman of the Boards of Directors of the Company, and Arista, owns Bernard Kooper Life Agency, Inc., a general agent of Arista. Mr. Kooper is also a principal stockholder of Fischman-Kooper, Inc. During the calendar years 1996, 1997 and 1998, Arista and/or the Company paid approximately $223,000, $227,000 and $207,000, respectively, in gross commissions to Bernard Kooper Life Agency, Inc. Such commissions relate to premiums which were approximately 5.4%, 6.1% and 5.3% of gross premiums earned during the years ended December 31, 1996, 1997 and 1998, respectively. Of these amounts, Bernard Kooper Life Agency, Inc. paid approximately $159,000 in 1996, $131,000 in 1997 and $151,000 in 1998 to brokers, including approximately $26,000 in 1996, $26,000 in 1997 and $20,000 in 1998 to members of the Board of
Directors of Arista who are licensed insurance brokers. Furthermore, the commissions paid to director/brokers include payments to Fischman-Kooper, Inc. of approximately $22,000 in 1996, $21,000 in 1997 and $16,000 in 1998 and
payments to Louis D. Krasner, Inc. of approximately $4,000 in 1996, $5,000 in 1997 and $4,000 in 1998. Michael B. Krasner, a director of the Company and Arista, is the President of Louis D. Krasner, Inc. Bernard Kooper Life Agency, Inc., Fischman-Kooper, Inc. and Louis D. Krasner, Inc. were compensated on the same basis as Arista's other general agents and brokers.

         In addition to the commissions described in the preceding paragraph, members of the Board of Directors of the Company and Arista received commissions paid by third parties of approximately $25,000 in 1996, $24,000 in 1997 and $24,000 in 1998 for the placement of the Company's or Arista's life and health insurance coverage, directors' and officers' liability insurance and fidelity bond and casualty insurance coverage with other insurers. Furthermore, such commissions paid to director/brokers include approximately $14,000 in 1996, $14,000 in 1997 and $14,000 in 1998 paid to Noah Fischman for the placement of the Company's or Arista's life, health and long-term disability insurance coverages with other insurers; approximately $10,000 in 1996, $9,000 in 1997 and $9,000 in 1998 paid to Louis D. Krasner, Inc. for directors' and officers' liability insurance, fidelity bond and casualty insurance coverages; and approximately $1,000 in 1996, $1,000 in 1997 and $1,000 in 1998 paid to Louis H. Saltzman for life insurance coverages.

         In June 1996, the Company issued 365,000 shares of Class A Common Stock ("Kooper Warrant Shares") to Bernard Kooper upon his exercise of a warrant granted to him by the Company in June 1986 to purchase shares of Class A Common Stock at an exercise price of $1.40 per share. As consideration for the Kooper Warrant Shares, Mr. Kooper delivered $11,000 in cash and a $500,000 principal amount interest-bearing promissory note (the "Kooper Note") to the Company and granted the Company an option (the "Class B Repurchase Option") to acquire the 47,400 shares of Class B Common Stock then owned by Mr. Kooper. The Kooper Note required interest at the LIBOR rate plus 1 1/4% per annum and would have matured on June 14, 2001. Interest payments were payable quarterly on the last day of September, December, March and June. As of December 31, 1998, $7,955 in interest was due for the fourth quarter of 1998, which amount was paid on January 13, 1999. Additionally, to secure the performance of his obligations under the Kooper Note, Mr. Kooper pledged his 365,000 shares of the Company's Class A Common Stock to the Company. The Class B Repurchase Option, which was to expire on June 14, 2001, had an exercise price equal to the cancellation of the $500,000 outstanding under the Kooper Note plus delivery by the Company, at its option, of either 47,400 shares of Class A Common Stock or the Fair Market Value (as defined in the Class B Repurchase Option) of such shares to Mr. Kooper. On May 4, 1999, the Class A Directors of the Board of Directors of the Company exercised the Class B Repurchase Option. The Class B Stock Transaction closed on May 18, 1999. As a result of the Class B Stock Transaction there are no longer any shares of the Class B Common Stock outstanding.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for determining and administering the Company's compensation policies for the remuneration of the Company's senior management. The Committee annually evaluates individual and corporate performance from both a short-term and long-term perspective. The Compensation Committee's recommendations regarding all members of senior management are subject to the approval of the full Board of Directors. The Company's executive compensation program is designed to reward and retain highly qualified executives and encourage the achievement of business objectives, superior corporate performance and both short-term and long-term strategic planning of the Company's business affairs.

         Historically, compensation of the Company's senior management has principally been in the form of a base salary, and cash bonuses, rather than long-term cash and stock-based incentives. Recently, the Compensation Committee has focused on senior management's role in shaping the strategic business plans of the Company, rather than on recent corporate performance, when considering senior management's total compensation.

         After the closing date of the Transaction, the Company and Stanley S. Mandel entered into an employment agreement pursuant to which Mr. Mandel is employed as President of the Company. The employment agreement provides for a base salary of $185,000 plus a nonaccountable expense allowance of $5,000 per annum, a decrease in base salary of approximately $24,000 from Mr. Mandel's prior employment agreement with Arista, pursuant to which Mr. Mandel served as President of Arista. Such decrease in compensation is attributable to a shift in the Company's focus from primarily underwriting insurance to third party administration operations. Commencing with the fiscal year beginning January 1, 1999 and ending on December 31 of each fiscal year or portion of such fiscal year for which Mr. Mandel is the President of the Company, Mr. Mandel will receive a bonus equal to eight percent (8%) of the Company's annual income from current operations before taxes and extraordinary or non-recurring items from third party administration operations for such bonus period. The employment agreement also provides that in the event of a "Change of Control" (as defined in the employment agreement), the employment agreement may be either terminated, assigned by the Company or continued by the Company or any successor or surviving corporation; provided, however, that notice of such action is accompanied by a lump sum payment of $370,000. Mr. Mandel's managerial skills, extensive knowledge and years of experience of the insurance industry and the Company are vital to the Company's success in the third party administration business pursuant to the TPA Agreement. See Footnotes to Summary Compensation Table.

         Other than with respect to the Company's executive officers with employment agreements, base salaries of officers are reviewed annually, and are approved by the Compensation Committee and the Board of Directors. Initial salaries, subsequent increases in such salaries, and bonuses are based on individual qualifications, experience, performance and each such officer's job responsibilities.

         In making bonus awards, the Compensation Committee takes into consideration total compensation arrangements, overall corporate financial performance, and each person's respective role in attaining such results and in shaping the short-term and long-term business strategies of the Company.

Dated: July 1, 1999

THE BOARD OF DIRECTORS:

         Richard P. Farkas
         J. Martin Feinman
         Daniel Glassman
         Bernard Kooper
         Michael Krasner
         Stanley S. Mandel
         Louis H. Saltzman

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph below compares the five-year cumulative stockholder total return based upon an initial $100 investment (assuming the reinvestment of dividends) for the Company's shares of Class A Common Stock on December 31, 1993 with the comparable return for the Nasdaq Market Index and a peer issuer index selected on an industry basis. The peer group index includes 31 companies involved in the insurance industry whose common stock has been registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for at least the time frame set forth in the graph.

         The total stockholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.


                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN OF
                   COMPANY, NASDAQ MARKET INDEX AND PEER GROUP



COMPANY/MARKET/INDEX                                            FISCAL YEAR ENDED
                               ----------------------------------------------------------------------------------------------------
                               12/31/93          12/31/94          12/31/95           12/31/96          12/31/97           12/31/98
                               --------          --------          --------           --------          --------           --------
Arista Investors Corp.          100.00            133.33             94.44             116.67             95.84             133.33
Nasdaq Market Index             100.00            104.99            136.18             169.23            207.00             291.96
Peer Group (31 companies)       100.00            100.93            118.21             140.88            195.41             212.03


                              CERTAIN TRANSACTIONS


         In 1996 and 1998, the Company engaged a company owned by Richard Farkas, a director of Arista and the Company, to perform consulting services with respect to proposed transactions and related activities of the Company, including, but not limited to, evaluating various business strategies. Such consulting services were performed throughout a five month period ended on July 31, 1996 and a 3 1/2 month period ended July 15, 1998. In consideration for such consulting services, the Company paid Mr. Farkas' company $30,000 in 1996 and $6,000 in 1998.

         In July 1993, the Company entered into an agreement with Richard Greenwald for specified services to be performed for a fee of $500 per week. Pursuant to such agreement, Mr. Greenwald provided consulting services with respect to proposed transactions and related activities of Arista, including, but not limited to, identifying available books of business and negotiating the terms of such acquisitions. Mr. Greenwald became a director of Arista in October 1994. Arista paid $26,000 under this agreement in 1996 and 1997 and $25,000 in 1998. Subsequent to the Transaction, such agreement between the Company and Mr. Greenwald was terminated, effective as of January 31, 1999.

         See "Compensation Committee Interlocks and Insider Participation" for related transactions involving Bernard Kooper, Noah Fischman, Louis Saltzman and Michael Krasner.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS:

                  The firm of independent accountants of the Company recommended by the Audit Committee and selected by the Board of Directors is currently Rosen Seymour Shapss Martin & Company, LLP. The Board of Directors expects that representatives of Rosen Seymour Shapss Martin & Company, LLP will be present at the Meeting, have the opportunity to make a statement if they desire to do so, and be expected to be available to respond to appropriate questions.


                                   PROPOSAL 2

   APPROVAL AND ADOPTION OF THE COMPANY'S 1999 NON-QUALIFIED STOCK OPTION PLAN

         The Board of Directors of the Company is submitting to the stockholders, for their approval and adoption, the Company's 1999 Non-Qualified Plan to allow the Company's key employees and directors to receive options to purchase an aggregate of 350,000 shares of the Company's Class A Common Stock. On July 12, 1999, the Executive Committee of the Board of Directors duly approved the 1999 Non-Qualified Plan, subject to approval by the Company's stockholders in the form attached hereto as Exhibit A. The vote of a majority of the shares of Class A Common Stock present in person or represented by proxy at the Meeting is required to adopt the 1999 Non-Qualified Plan. There are currently a total of 41 employees and directors eligible for awards under the 1999 Non-Qualified Plan.

         PURPOSE

         The purpose of the 1999 Non-Qualified Plan is to enable the Company, and its affiliated companies, ("Affiliates"), to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentives for officers, directors and key employees of the Company, its Affiliates and any future parent or subsidiary of the Company to promote the success of the Company. At the discretion of the Board of Directors of the Company, or appointed committee, the options available for grant under the 1999 Non-Qualified Plan are not intended to be characterized as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board believes that the ability to grant options to directors of the Company, thereby providing them with the opportunity to acquire an equity investment in the Company, will enhance their efforts on the Company's behalf and may attract other qualified persons to serve as directors of the Company. The Company intends to use the proceeds of cash or property received by the Company from the exercise of options granted under the 1999 Non-Qualified Plan for general corporate purposes.

         SUMMARY OF THE 1999 NON-QUALIFIED PLAN

         The following is a summary of the material provisions of the 1999 Non-Qualified Plan. This summary is in all respects qualified in its entirety by reference to the complete text of the 1999 Non-Qualified Plan attached hereto as EXHIBIT A.

         EFFECTIVE DATE. The 1999 Non-Qualified Plan shall become effective (i) after its approval by the holders of a majority of the shares of Class A Common Stock of the Company present in person or represented by proxy at the Meeting and (ii) upon the earlier to occur of (x) the date that the Plan of Liquidation of the Company's wholly-owned subsidiary, Arista Insurance Company, is completed or (y) January 1, 2000.

         ADMINISTRATION. The 1999 Non-Qualified Plan is to be administered by a committee (the "Committee") composed of either (i) the full Board of Directors; or (ii) a committee of directors appointed by the Board of Directors. The Committee shall be composed of not less than two (2) directors. If the Committee is composed of other than the entire Board, all of the members of the Committee shall be "Non-Employee Directors," as such term is defined under Rule 16b-3 promulgated under the Exchange Act. In addition, the Committee may be composed of members also characterized as "outside directors" within the meaning of Treasury Department Regulations interpreting Section 162(m) of the Code. The Committee has complete authority to interpret all provisions of the 1999 Non-Qualified Plan consistent with applicable laws, to prescribe the form of instruments evidencing the stock options granted under the 1999 Non-Qualified Plan, to prescribe, amend, and rescind rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the 1999 Non-Qualified Plan.

         ELIGIBILITY. Options may be granted under the 1999 Non-Qualified Plan to any employee or director of the Company or any of its Affiliates who, in the judgment of the Committee, has or is expected to make key contributions to the success of the Company and its Affiliates. The Committee must designate the optionees to whom options are to be granted, and must specify the number of shares of Class A Common Stock subject to each option, the duration and exercise price of each option, the time or times within which all or portions of each option may be exercised, and whether cash, Class A Common Stock, or other property may be accepted in full or partial payment upon the exercise of an option. As of the Record Date, the Committee has not determined or allocated any options to be granted under the 1999 Non-Qualified Plan nor are any such amounts determinable. No single individual shall be eligible to receive options to purchase more than 200,000 shares of Class A Common Stock (as such shares may be adjusted in accordance with the provisions of Section 6 of the 1999 Non-Qualified Plan) in any one calendar year. Such shares may be either authorized but unissued shares or reacquired shares or other treasury shares. Any shares of Class A Common Stock otherwise issuable upon the exercise of cancelled or terminated options shall again become available for new options available for grant under the 1999 Non-Qualified Plan. There are currently a total of 41 employees and directors eligible for the grant of options under the 1999 Non-Qualified Plan.

         SHARES. Options may be granted for up to an aggregate of 350,000 shares of Class A Common Stock, subject to adjustment in the event of certain changes in the Company's capitalization. If any option is terminated, in whole or in part, for any reason other than the exercise thereof, the shares of Class A Common Stock allocated to the option or portion thereof so terminated may be reallocated to another option or options to be granted.

         EXERCISE PRICE. The option price for options granted under the 1999 Non-Qualified Plan shall be either 100% of the Fair Market Value of the Class A Common Stock at the time such option is granted or a value to be determined in accordance with the procedures established by the Committee. As used in the 1999 Non-Qualified Plan, "Fair Market Value" shall mean, in the event that the Class A Common Stock is not listed on a national securities exchange, such value as may be determined by the Board or Committee, or in the event that the Class A Common Stock is listed on Nasdaq (or any other exchange on which it may be listed), the average of the highest price and lowest price per share at which the Class A Common Stock is sold in the regular way on Nasdaq (or any other exchange on which it may be listed) on the day such option is granted thereunder, or in the absence of any reported sales on such day, the first preceding day on which there were such sales, provided such price shall not be less than the par value of the Class A Common Stock.

         MAXIMUM TERM. No option shall be exercisable more than ten (10) years from the date it was granted.

         TERMINATION OF OPTIONS. In the event an optionee shall cease to be employed by and/or serve as a director of the Company or any of its Affiliates for any reason other than death, then the optionee shall thereafter have no right to exercise any options granted thereunder and all of his/her outstanding options shall terminate. Notwithstanding the provisions of the preceding sentence, if cessation of employment and/or termination of service as a director occurs by reason of a disability (within the meaning of Section 22(e)(3) of the Code), the optionee shall have the right at any time within six months after such cessation of employment and/or termination of service as a director, subject to the maximum term and adjustment provisions of the 1999 Non-Qualified Stock Option Plan, to exercise any options granted thereunder, but only as to such number of shares as to which his option was exercisable at the date of such cessation of employment and/or termination of service as a director. If a participant dies while in the employ and/or while serving as a director of the Company and any of its Affiliates or its subsidiaries or within six months after cessation of such employment and/or service as a director by reason of disability, his estate, personal representative or the person that acquires his option by bequest or inheritance or by reason of his death shall have the right, subject to maximum term and adjustment provisions, to exercise his option at any time within three months from the date of his death, but only as to the number of shares as to which his option was exercisable on the date of his death. In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period. The time of cessation of employment and whether an authorized leave of absence or absence on military or government service shall constitute cessation of employment, for the purpose of the 1999 Non-Qualified Stock Option Plan, shall be determined by the Committee.

         METHOD OF EXERCISE. An option shall be exercised by so notifying the Treasurer of the Company in writing, stating the number of shares of Class A Common Stock with respect to which the option is being exercised, and tendering payment therefor. The exercise price of any Options granted under the 1999 Non-Qualified Plan may be payable in (i) in cash or by check acceptable to the Company, (ii) at the discretion of the Board, by the transfer to the Company by the optionee of shares of Class A Common Stock having a value at the time of exercise equal to the total exercise price or (iii) by a combination of such methods of payment; provided, however, that consideration may not consist of shares of Class A Common Stock purchased through the exercise of stock options previously granted under the 1999 Non-Qualified Plan held less than six months from the date of exercise of such options.

         ADJUSTMENTS. Subject to certain changes in the Company's capital structure, appropriate adjustments shall be made to the aggregate number of shares of Class A Common Stock with respect to which options may be granted and to the number of shares of Class A Common Stock subject to each outstanding option.

         AMENDMENT AND TERMINATION OF THE 1999 NON-QUALIFIED PLAN. No option may be granted after the tenth year anniversary of the adoption of the 1999 Non-Qualified Plan. The Board of Directors, acting by a majority of its members, without further action on the part of the stockholders, has the authority to alter, amend, or suspend the 1999 Non-Qualified Plan; provided, however, the Board of Directors may not (a) change the total number of shares of Class A Common Stock available for options under the 1999 Non-Qualified Plan (except for appropriate adjustments as described in the 1999 Non-Qualified Plan), (b) materially modify the eligibility requirements of the 1999 Non-Qualified Plan,
(c) decrease the minimum option price or otherwise materially increase the benefits accruing to participants under the 1999 Non-Qualified Plan, (d) extend the duration of the 1999 Non-Qualified Plan, or (e) increase the maximum term of the options; provided, further, no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.

         FEDERAL TAX CONSEQUENCES.

         Options granted under the 1999 Non-Qualified Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but rather are considered to be so-called non-qualified stock options for federal income tax purposes. No income will be recognized by a recipient at the time of the grant of a non-qualified stock option. On exercise of a non-qualified stock option, the amount by which the fair market value of the Class A Common Stock on the date of exercise exceeds the option exercise price will be taxable to the recipient as ordinary income. The subsequent disposition of shares acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss.

         A recipient who is an officer or a director of the Company or a beneficial owner of more than 10% of any class of registered equity securities of the Company should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act and the rules and regulations thereunder, the timing of income recognition is deferred for any period following the exercise of a non-qualified stock option (the "Deferral Period"). If there is a Deferral Period, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Class A Common Stock pursuant to the exercise of the non-qualified stock option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price. The ordinary income recognized with respect to the transfer of shares to a Company employee upon exercise of a non-qualified stock option will be subject to both wage withholding and employment taxes.

         A recipient's tax basis and the shares of Class A Common Stock received on exercise of a non-qualified stock option will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The recipient's holding period, for income tax purposes, for the shares so acquired would begin just after the transfer of the shares or, in the case of an officer or beneficial owner of more than 10% of any class of registered equity securities of the Company who does not make a Section 83(b) election, just after the expiration of any Deferral Period.

         Generally, the Company will be entitled to a tax deduction in connection with the recipient's exercise of a non-qualified stock option in an amount equal to the income recognized by the recipient, subject to the possible application of Sections 162(m) and 280G of the Code.

         Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a corporation's chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to stockholders under the Exchange Act by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year and who are employed on the last day of the taxable year. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. Whether an award of options under the 1999 NonQualified Plan will satisfy the requirements of Section 162(m) of the Code for performance-based compensation will depend upon the specific facts and circumstances existing at the time of the issuance of the option. Accordingly, the income recognized in connection with the awards under the 1999 Non-Qualified Plan may be included in a "covered employee's" compensation for the purpose of determining whether such person's compensation exceeds $1,000,000.

         In the event that exercisability of an option granted under the 1999 Non-Qualified Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) of the Company, a portion of the ordinary income to the recipient resulting from the exercise of such option may, either alone or together with any other payments made to the recipient, constitute an excess parachute payment under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of such amount.

UNLESS MARKED TO THE CONTRARY, THE SHARES OF CLASS A COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE 1999 NON-QUALIFIED PLAN.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
              VOTE FOR THE ADOPTION OF THE 1999 NON-QUALIFIED PLAN.

                                   PROPOSAL 3

       APPROVAL AND ADOPTION OF THE COMPANY'S 1999 RESTRICTED STOCK PLAN.

         The Board of Directors of the Company is submitting to the stockholders, for their approval and adoption, the Company's 1999 Restricted Stock Plan to provide that key employees and directors of the Company an opportunity to acquire or increase their proprietary interest in the Company by purchasing the Company's Class A Common Stock. On July, 12, 1999, the Executive Committee of the Board of Directors of the Company duly approved the 1999 Restricted Stock Plan, subject to approval by the Company's stockholders in the form attached hereto as EXHIBIT B. The vote of a majority of the shares of Class A Common Stock present at the Meeting is required to adopt the 1999 Restricted Stock Plan. There are currently a total 41 employees and directors eligible for awards under the 1999 Restricted Stock Plan.

         PURPOSE

         The purpose of the 1999 Restricted Stock Plan is to advance the interests of the Company and its stockholders by affording to key employees and directors an opportunity to acquire or increase their proprietary interest in the Company by purchasing Restricted Stock under the terms set forth therein. The 1999 Restricted Stock Plan is intended to serve as an employment incentive through which the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Board believes that the ability to grant stock to directors of the Company, thereby providing them with the opportunity to acquire an equity investment in the Company, will enhance their efforts on the Company's behalf and may attract other qualified persons to serve as directors of the Company.


         SUMMARY OF THE COMPANY'S 1999 RESTRICTED STOCK PLAN

         The following is a summary of the material features of the 1999 Restricted Stock Plan. This summary is in all respects qualified in its entirety by reference to the complete text of the 1999 Restricted Stock Plan attached hereto as EXHIBIT B.

         EFFECTIVE DATE. The 1999 Restricted Stock Plan shall become effective
(i) after its approval by the holders of a majority of the shares of Class A Common Stock of the Company present in person or represented by proxy at the Meeting and (ii) upon the earlier to occur of (x) the date that the Plan of Liquidation of the Company's wholly-owned subsidiary, Arista Insurance Company, is completed or (y) January 1, 2000.

         ADMINISTRATION. The 1999 Restricted Stock Plan is to be administered by the Board of Directors of the Company or a Committee appointed by the Board. Subject to the express provisions of the 1999 Restricted Stock Plan, the Board of Directors or Committee has the sole discretion and authority to determine (a) from among eligible employees and directors of the Company, those who may purchase Restricted Stock, (b) the time or times at which Restricted Stock may be purchased, (c) the number of shares of Restricted Stock which may be purchased, (d) the duration of the restrictions on the Restricted Stock, (e) the manner and type of restrictions to be imposed on the Restricted Stock, and (f) the valuation of the consideration to be paid for the Restricted Stock, provided that the consideration may not be less than the par value thereof and that such consideration need not be the same for each grant thereunder. Subject to the express provisions of the 1999 Restricted Stock Plan, the Board of Directors or Committee also has the sole discretion and complete authority to interpret the 1999 Restricted Stock Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each escrow agreement and stock purchase agreement executed by a Participant (as defined below) pursuant to the 1999 Restricted Stock Plan, and to take all such other and further steps as may or shall be necessary or advisable to administer the 1999 Restricted Stock Plan .

         ELIGIBILITY. Any key employee and director of the Company is eligible to participate in the 1999 Restricted Stock Plan. The Board or Committee may select any eligible key employee or director ("Participant") who may purchase shares of Class A Common Stock in accordance with such determinations as the Board from time to time in its sole discretion may make ("Restricted Stock"). As of the Record Date, neither the Board nor Committee has determined any benefits or amounts to be awarded under the 1999 Restricted Plan. The 1999 Restricted Stock Plan does not entitle a Participant to purchase Restricted Stock unless such Participant is selected by the Board of

Directors or Committee. A Participant who has been eligible and/or selected by the Board of Directors to purchase Restricted Stock in one year may not necessarily be eligible and/or selected to purchase Restricted Stock in subsequent years. The Board of Directors may, before it approves the purchase of Restricted Stock or as a condition of such approval, require the Participant by whom the purchase is to be made to enter into an escrow agreement and/or stock purchase agreement with the Company containing such terms and conditions as the Board of Directors or Committee may prescribe.

         SHARES. 50,000 shares of Class A Common Stock, subject to adjustment, have been reserved for issuance by the Company under the 1999 Restricted Stock Plan. Such shares may consist, either in whole or in part, of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time be determined by the Board of Directors. Any of such shares which remain unsold at the termination of the 1999 Restricted Stock Plan shall cease to be reserved for the purposes of the 1999 Restricted Stock Plan. The certificates representing Restricted Stock shall each bear restrictive legends under the conditions set forth in Section 6.7(d) of the 1999 Restricted Stock Plan. The holder of Restricted Stock shall be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares of Restricted Stock, and any new, additional or different securities the holder may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions imposed on the Restricted Stock under the 1999 Restricted Stock Plan.

         RESTRICTED STOCK PURCHASE. All Restricted Stock purchased pursuant to the 1999 Restricted Stock Plan shall be authorized by minutes of a meeting or the written consent of the Board of Directors, which shall specify the terms and provisions to be contained in the stock purchase agreement and/or the escrow agreement to be executed by the Participant, in accordance with the 1999 Restricted Stock Plan. The Participant shall be required, at the time he or she purchases Restricted Stock, to represent to the Company in writing that he or she will hold the Restricted Stock for his or her own account for investment only and not with a view to distribution or resale and that he or she will not make any sale, transfer or other disposition of any shares of Restricted Stock purchased except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Board of Directors, that the sale, transfer or other disposition may be made without such registration. The escrow agreement and the stock purchase agreement shall be executed by an authorized officer of the Company. Notwithstanding anything contained in the 1999 Restricted Stock Plan, the Restricted Stock purchased pursuant thereto must be held for not less than six months following the date of acquisition.

         RESTRICTED STOCK PURCHASE PRICE. The per share Restricted Stock price shall be determined by the Board of Directors, but the per share price shall not be less than the par value of the Class A Common Stock of the Company on the date the Restricted Stock is purchased. The purchase price for the Restricted Stock shall be paid in cash.

         ADJUSTMENTS. In the event that the Common Stock of the Company is changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation by reason of a merger, consolidation or other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend, there will be appropriate adjustments made to the aggregate number of shares of Restricted Stock purchased under the 1999 Restricted Stock Plan, both as to the number or subject shares and the price. In addition, any new or additional or different shares or securities which are distributed to any Participant, in his/her capacity as the owner of Restricted Stock purchased under the 1999 Restricted Stock Plan, will bear a restrictive legend as set forth in the 1999 Restricted Stock Plan.

         RESTRICTIONS. The Board of Directors may impose some or all of the restrictions set forth in Section 6.7 of the 1999 Restricted Stock Plan and/or such other restrictions on any shares sold pursuant to the 1999 Restricted Stock Plan as they may deem advisable in their sole discretion, including without limitation, restrictions under the Securities Act, any stock exchange upon which such shares or shares of the same class are then listed, and under any state or local blue sky or securities laws applicable to such shares. Three of the restrictions imposed on Restricted Stock in Section 6.7 of the 1999 Restricted Stock Plan are: (1) if a Participant's employment with the Company is terminated by the Company based upon Discharge For Cause (as defined in the 1999 Restricted Stock Plan) or if a director is removed for cause, within ten (10) years from the date Restricted Stock was purchased under the 1999 Restricted Stock Plan, the Company shall have the option for a period of sixty (60) days after such termination of employment or service as a director, to buy any or all of the shares purchased by such terminated employee or former director which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Product of (x) the consideration paid by the terminated Participant to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"); (2) if a Participant shall, within ten (10) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five percent (5%) stockholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five percent (5%) stockholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board of Directors, the Company shall have the option for a period of sixty (60) days after such determination by the Board of Directors, to buy any or all of the shares purchased by such Participant which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Repurchase Price; (3) if, within twelve (12) months of the date on which Restricted Stock is purchased thereunder, the Company shall not have filed a registration statement under the Securities Act for the offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such twelve (12) month period to buy any or all of the shares purchased thereunder for an amount equal to the Repurchase Price.

         REMOVAL OF RESTRICTIONS. Certain of the restrictions under the 1999 Restricted Stock Plan shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 thereof, immediately following a "Change of Control of the Company" and/or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause. A "Change of Control of the Company" for the purposes of the 1999 Restricted Stock Plan means a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation.

         TRANSFERABILITY. No Restricted Stock shall be transferred by a Participant otherwise than by Last Will and Testament or the laws of Descent and Distribution.

         AMENDMENT AND TERMINATION OF THE 1999 RESTRICTED STOCK PLAN. The 1999 Restricted Stock Plan shall terminate and no further shares shall be sold or issued thereunder on or after the tenth anniversary of such plan's effective date, or such earlier date as may be determined by the Board or Committee. No further shares of Restricted Stock shall be sold or issued after the termination date. The termination of the 1999 Restricted Stock Plan, however, shall not affect any restrictions previously imposed on shares issued pursuant to the 1999 Restricted Stock Plan. The Board of Directors of the Company may, at any time and from time to time, amend or modify the 1999 Restricted Stock Plan; PROVIDED, HOWEVER, that no amendment to the 1999 Restricted Stock Plan may provide for a purchase price for the Restricted Stock of less than the par value thereof or change the manner for removal of the restrictions set forth in Section 6.9 thereof.

         FEDERAL TAX CONSEQUENCES. A Participant receiving Restricted Stock may elect under Section 83(b) of the Code to include in ordinary income, as compensation, at the time Restricted Stock is first transferred to him, the excess of the fair market value of such shares at the time of the transfer over the amount paid, if any, by the recipient for such shares. Unless an election under Section 83(b) of the Code is timely made by the recipient (not later than the expiration of thirty days following the time of the transfer of the stock to him) taxable income will not be recognized by the recipient until such shares are no longer subject to a substantial risk of forfeiture (the "Restrictions"). However, when the Restrictions lapse, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the recipient for such shares. Such ordinary income recognized by a recipient who is a Company employee will be subject to both wage withholding and employment taxes.

         If a Section 83(b) election is made, any dividends received on shares which are subject to Restrictions will be treated as dividend income. If a recipient does not make an election under Section 83(b), dividends received on the Common Stock prior to the time the Restrictions on such shares lapse will be treated as additional compensation income, and not dividend income, for federal income tax purposes, and generally will be subject to wage withholding and employment taxes.

         A recipient's tax basis in Restricted Stock received pursuant to the 1999 Restricted Stock Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such recipient with respect to the receipt of such shares or the lapse of Restrictions thereon. The recipient's holding period for such shares for purposes of determining gain or loss on subsequent sale will begin immediately after the transfer of such shares to the recipient if a Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse if no Section 83(b) election is made.

         In general, a deduction will be allowed to the Company for federal income tax purposes, subject to the application of Sections 162(m) and 280G of the Code, in an amount equal to the ordinary income recognized by the recipient with respect to restricted stock awarded pursuant to the 1999 Restricted Stock Plan. If, subsequent to the lapse of Restrictions on his or her Common Stock, the recipient sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares will ordinarily result in capital gain or loss.

         If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares which are subject to such election are in effect forfeited: (i) no deduction will be allowed to such recipient for the amount included in the income of such recipient by reason of the Section 83(b) election, and (ii) the recipient will realize a loss in an amount equal to the excess, if any, of the amount paid by the recipient for such shares over the amount received by the recipient upon forfeiture (which loss would ordinarily be a capital loss). In such an event, the Company will be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares. A recipient will realize gain in an amount equal to the excess, if any, of the amount received by the recipient upon such resale or forfeiture over the recipient's tax basis in such shares (which gain would ordinarily be capital gain).

         Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a corporation's chief executive officer and any other individual whose compensation is required to be reported to stockholders under the Exchange Act by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year. Compensation paid under certain qualified performance-based compensation arrangements which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. Awards under the 1999 Restricted Stock Plan will not satisfy the requirements of Section 162(m) of the Code for performance based compensation, so that the income recognized in connection with the awards thereunder will be included in a "covered employee's" compensation for purposes of determining whether such covered employee's compensation exceeds $1,000,000.

         In the event that the lapse of Restrictions on any shares awarded under the 1999 Restricted Stock Plan is accelerated because of a change of ownership of the Company (as defined in Code Section 280G(b)(2)), a portion of the income to the recipient resulting from the lapse of such Restrictions, either alone or together with any other payments made to the recipient, may constitute an excess parachute under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of such amount.


         UNLESS MARKED TO THE CONTRARY, THE SHARES OF CLASS A COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE 1999 RESTRICTED STOCK PLAN.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
        VOTE FOR THE APPROVAL AND ADOPTION OF 1999 RESTRICTED STOCK PLAN.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's common stock (the "Ten Percent Stockholders") to file with the Securities and Exchange Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Form 4 or Form 5. Executive officers, directors, and Ten Percent Stockholders are required to furnish the Company with copies of such Forms. Based solely on a review of such Forms furnished to the Company, the Company believes that during the year ended December 31, 1998, the Company's executive officers, directors, and Ten Percent Stockholders complied with all applicable Section 16(a) filing requirements.

                 STOCKHOLDERS PROPOSALS FOR 2000 ANNUAL MEETING

         The Company currently anticipates holding its next annual meeting of stockholders on or about June 15, 2000 (the "2000 Annual Stockholder Meeting").

         STOCKHOLDER PROPOSALS. Proposals of stockholders intended to be presented at the Company's 2000 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than March 15, 2000, (ii) may not exceed 500 words and (iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

         DISCRETIONARY PROPOSALS. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2000 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act must notify the Company before April 27, 2000 of such intentions. After such date, the Company's proxy in connection with the 2000 Annual Stockholder's Meeting may confer discretionary voting authority on the Board.


                                     GENERAL

         The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                                  BY ORDER OF THE BOARD OF DIRECTORS,


                                  SUSAN J. HALL,
                                  Secretary

New York, New York
July 12, 1999

                                                                    EXHIBIT A


                             ARISTA INVESTORS CORP.

                      1999 Non-Qualified Stock Option Plan


         1. PURPOSE: The purpose of the Arista Investors Corp. 1999 Non-Qualified Stock Option Plan (the "Plan") as hereinafter set forth, is to enable Arista Investors Corp., ("Arista") a Delaware corporation, and its affiliated companies (hereinafter referred to, individually and/or collectively, as the "Corporation") to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to officers, members of the Board of Directors of the Corporation ("Directors"), and/or other key employees of the Corporation and any future parent or subsidiary of the Corporation to promote the success of the Corporation. Options granted under the Plan are not intended to be incentive stock options under Internal Revenue Code Section 422. Proceeds of cash or property received by the Corporation from the sale of common stock of the Corporation pursuant to options granted under the Plan will be used for general corporate purposes.

         2.   ADMINISTRATION.

              (a) The Plan shall be administered by a committee (the "Committee") composed of either the entire Board of Directors (the "Board") of the Corporation, or a committee thereof appointed by the Board. The Committee shall be composed of not less than two (2) directors. If the Committee is composed of other than the entire Board, all of the members of the Committee shall be "Non-Employee Directors," as such term is defined in subparagraph 2(b) hereof. In addition, the Committee may (but need not) be composed of members characterized as "outside directors" within the meaning of the Treasury Department Regulations interpreting Section 162(m) of the Internal Revenue Code. The Committee may have responsibilities in addition to the administration of the Plan. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of participants' agreements (which need not be identical) and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within their jurisdiction under the Plan shall be conclusive and binding. No member of the Committee shall be liable for any action taken or determination made in good faith.

              (b) The term "Non-Employee Director" as used in this Plan, shall mean a director of the Company who satisfies the definition thereof under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Any such person shall comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

         3. ELIGIBILITY. Options may be granted under this Plan to any employee and/or Director of the Corporation or its affiliates, who, in the opinion of the Committee, has or is expected to make key contributions to the success of the Corporation. The Committee shall determine, within the limits of the express provisions of the Plan, those employees and/or Directors to whom, and the time or times at which, options shall be granted. The Committee shall also determine the number of shares to be subject to each option, the duration of each option, the exercise price (option price) under each option, the time or times within which (during the term of the option) all or portions of each option may be exercised, and whether cash, common stock of the Corporation, or other property may be accepted in full or partial payment upon exercise of an option. In making such determinations, the Committee may take into account the nature of the services rendered by the employee and/or Director, his/her present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant.

         4. COMMON STOCK. Options may be granted for a number of shares not to exceed, in the aggregate, Three Hundred Fifty Thousand (350,000) shares of Class A common stock of the Corporation, $0.01 par value per share ("Common Stock"), except as such number of shares shall be adjusted in accordance with the provisions of Section 6 hereof. No single individual may be granted in any one calendar year options to purchase more than Two Hundred Thousand (200,000) shares of Common Stock (as such number of shares may be adjusted in accordance with the provisions of Section 6 hereof). Such shares may be either authorized but unissued shares or reacquired shares or other treasury shares. In the event that any option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which options may be granted under the Plan, the shares which had been subject to such option, or to the unexercised portion thereof, shall again become available for new options to be granted under the Plan to any eligible employee and/or Director (including the holder of such former option) at an option price determined in accordance with Section 5(a) hereof, which price may then be greater or less than the option price of such former option.

         5. REQUIRED TERMS AND CONDITIONS OF OPTIONS. The options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall from time to time determine subject to the provisions of the Plan, including the following:

              (a) OPTION PRICE. The option price of each option to purchase Common Stock shall be at either 100% of the Fair Market Value (as defined below) of the Common Stock subject to such option at the time such option is granted, or at such value to be determined in accordance with procedures established by the Committee; provided that the option price shall in no event be less than the par value of the Common Stock subject to such option. As used herein, "Fair Market Value" shall mean, in the event that the Common Stock is not listed on a national securities exchange, such value as may be determined by the Board, or, in the event that the Stock is listed on Nasdaq (or any other exchange on which it may be listed), the average of the highest price and the lowest price per share at which the Common Stock is sold in the regular way on Nasdaq (or any other exchange on which it may be listed) on the day such option is granted hereunder, or in the absence of any reported sales on such day, the first preceding day on which there were such sales, provided such price shall not be less than the par value of the Common Stock.

              (b) MAXIMUM TERM. No option shall be exercisable after the expiration of ten (10) years from the date it is granted.

              (c) INSTALLMENT EXERCISE LIMITATIONS. At the discretion of the Committee, options may become exercisable in such number of cumulative annual installments as the Committee may establish.

              (d) TERMINATION OF OPTION. In the event an optionee shall cease to be employed by and/or serve as a Director of the Corporation for any reason other than death, then the optionee shall thereafter have no right to exercise any options granted hereunder and all of his outstanding options shall terminate. Notwithstanding the provisions of the preceding sentence, if cessation of employment and/or termination of service as a Director occurs by reason of a disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the optionee shall have the right at any time within six months after such cessation of employment and/or termination of service as a Director, subject to the provisions of Section 5(b) and 6 hereof, to exercise any options granted hereunder, but only as to such number of shares as to which his option was exercisable at the date of such cessation of employment and/or termination of service as a Director. If a participant dies while in the employ and/or while serving as a Director of the Corporation or its subsidiaries or within six months after cessation of such employment and/or service as a Director by reason of disability, his estate, personal representative or the person that acquires his option by bequest or inheritance or by reason of his death shall have the right, subject to the provisions of Section 5(b) and 6 hereof, to exercise his option at any time within three months from the date of his death, but only as to the number of shares as to which his option was exercisable on the date of his death. In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period. The time of cessation of employment and whether an authorized leave of absence or absence on military or government service shall constitute cessation of employment, for the purpose of the Plan, shall be determined by the Committee.

              (e) METHOD OF EXERCISE. Options may be exercised by giving written notice to the Treasurer of the Corporation, stating the number of shares of Common Stock with respect to which the option is being exercised and tendering payment therefor. Payment for Common Stock, whether in cash or other shares of Common Stock shall be made in full at the time that an option, or any part thereof, is exercised. Notwithstanding the foregoing, payment for Common Stock may not be made with other shares of Common Stock acquired through previous exercise of a stock option under this Plan if such Common Stock has not been held by the participant at least six months from date of exercise.

         6.   ADJUSTMENTS.

              (a) The aggregate number of shares of Common Stock with respect to which options may be granted hereunder and the number of shares of Common Stock subject to each outstanding option, may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation so as to prevent the dilution or enlargement of the rights of the optionees.

              (b) Subject to any required action by the stockholders, if the Corporation shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled if he actually owned the stock subject to the option immediately prior to the time any such transaction became effective; provided, however, that all unexercised options under the Plan may be canceled by the Corporation as of the effective date of any such transaction, by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the 30-day period preceding the effective date of such transaction of all partly or wholly unexercised options in full (without regard to installment exercise limitations).

              (c) In the case of dissolution of the Corporation, every option outstanding hereunder shall terminate; provided, however that each option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised option (without regard to installment exercise limitations).

              (d) On the basis of information known to the Corporation, the Committee shall make all determinations under this Section 6, including whether a transaction involves a sale of substantially all of the Corporation's assets; and all such determinations shall be conclusive and binding.

         7. OPTION AGREEMENTS. Each optionee shall agree to such terms and conditions in connection with the exercise of an option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an option may bear a legend referring to the terms and conditions contained in the respective option agreement and the Plan, and the Corporation may place a stop transfer order with its transfer agent against the transfer of such shares.

         8.   CERTAIN LEGAL AND OTHER REQUIREMENTS.

              (a) The obligation of the Corporation to sell and deliver Common Stock under options granted under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, or any state securities laws, if deemed necessary or appropriate by the Board, of the Common Stock reserved for issuance upon exercise of options. Nothing herein shall be construed to obligate the Corporation to effect any such registration or qualification. The certificates evidencing the Common Stock issued upon exercise of options may be legended to indicate a lack of such registration or qualification. The Corporation may require any optionee, as a condition of exercising his option, or at any time thereafter, to fulfil such conditions as may be imposed by the Committee or to represent in writing that he is acquiring (or has acquired) the Common Stock for his own account and not with a view to distribution; notwithstanding the foregoing, the Corporation's failure or refusal to request and/or obtain such representation shall not be construed as a waiver of any provision hereof.

              (b) A participant shall have no rights as a stockholder with respect to any shares covered by an option granted to, or exercised by, him until the date of delivery of a stock certificate to him for such shares. No adjustment other than pursuant to Section 6 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

         9. NON-TRANSFERABILITY. During the lifetime of an optionee, any option granted to him shall be exercisable only by him or by his guardian or legal representative. No option shall be assignable or transferable, except by will or by the laws of descent and distribution. The granting of an option shall impose no obligation upon the employee and/or Director to exercise such option or right.

         10. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any option shall be deemed to obligate the Corporation to continue the employment or service of any optionee for any particular period, nor shall the granting of an option constitute a request or consent to postpone the retirement date of any employee and/or the resignation date of any Director.

         11. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein) to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee member shall, in writing, offer the Corporation the opportunity, at its own expense, to handle and defend the same.

         12. TERMINATION AND AMENDMENT OF PLAN. No options shall be granted under the Plan more than ten (10) years after the date the Plan was adopted. The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not (i) change the total number of shares of Common Stock available for options under the Plan, except as provided in Section 6 hereof, (ii) extend the duration of the Plan, (iii) increase the maximum term of options, (iv) decrease the minimum option price or otherwise materially increase the benefits accruing to participants under the Plan, or (v) materially modify the eligibility requirements of the Plan; and provided further, that no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.

         13. EFFECTIVE DATE. The Plan shall become effective (i) after its approval by the holders of a majority of the shares of Common Stock of the Corporation represented at the next annual or special meeting of the stockholders of the Corporation, and (ii) upon the earlier to occur of (x) the date that the Plan of Liquidation of the Corporation's wholly owned subsidiary, Arista Insurance Company, is completed, or (y) January 1, 2000.

                                                                    EXHIBIT B

                             ARISTA INVESTORS CORP.

                           1999 RESTRICTED STOCK PLAN

                           (LIMITED TO 50,000 SHARES)


                                   SECTION 1.

                                   DEFINITIONS

         1. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

              (i)  "BOARD" shall mean the Board of Directors of the Company.

              (ii) "CHANGE OF CONTROL OF THE COMPANY" shall have the meaning given in Section 6.7 hereof.

              (iii) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

              (iv) "COMMITTEE" shall mean either the entire Board, or a committee thereof appointed by the Board. The Committee shall be composed of not less than two (2) directors. If the Committee is composed of other than the entire Board, all of the members of the Committee shall satisfy the definition of a "Non-Employee Director" as under Rule 16b-3 promulgated under the Exchange Act. In addition, the Committee may (but need not) be composed of members characterized as "outside directors" within the meaning of the Treasury Department Regulations interpreting Section 162(m) of the Internal Revenue Code. The Committee may have responsibilities in addition to the administration of the Plan. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of participants' agreements (which need not be identical) and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Committee on matters within their jurisdiction under the Plan shall be conclusive and binding. No member of the Committee shall be liable for any action taken or determination made in good faith.

              (v) "COMMON STOCK" shall mean the Class A Common Stock of the Company, par value $.01 per share.

              (vi) "COMPANY" shall mean Arista Investors Corp., a Delaware corporation.

              (vii) "DISCHARGE FOR CAUSE" shall mean termination of employment or of service as a Director due to (i) such acts or conduct on the part of the Participant which is contrary to the interests of the Company, as determined by the Committee ; (ii) the occurrence of an event described in Section 6.7(b) hereof; (iii) the commission of any crime or act of material dishonesty by the Participant; or (iv) the commission of any willful, malicious, grossly negligent or reckless act by the Participant which is deemed, in the reasonable judgment of the Committee, detrimental to the business, prospects or reputation of the Company. Notwithstanding anything to the contrary contained herein, however, the term "Discharge for Cause" or "Cause" shall not include a determination by a Board or Committee constituted at any time following a Change of Control of the Company (as defined below).

              (viii) "EFFECTIVE DATE OF THE PLAN" shall be as defined in Section
2.3 hereof.

              (ix) "ESCROW AGENT" shall mean any escrow agent or its successor designated by the Committee to act under the provisions of the Escrow Agreement.

              (x) "ESCROW AGREEMENT" shall mean the form of escrow agreement as determined from time to time by the Committee.

              (xi) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              (xii) "FAIR MARKET VALUE" shall mean, in the event that the Stock is not listed on a national securities exchange, such value as may be determined by the Committee, or, in the event that the Stock is listed on Nasdaq (or any other exchange on which it may be listed), the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on Nasdaq (or any other exchange on which it may be listed) on the day Restricted Stock is purchased hereunder, or in the absence of any reported sales on such day, the first preceding day on which there were such sales, provided such price shall not be less than the par value of the Stock.

              (xiii) "KEY EMPLOYEES" shall mean officers of the Company and those key or outstanding employees of the Company, from time to time, designated by the Committee.

              (xiv) "PARTICIPANT" shall mean a person who has purchased Restricted Stock pursuant to the provisions hereof and which has not been forfeited under the Plan.

              (xv) "PLAN" shall mean the Arista Investors Corp. 1999 Restricted Stock Plan, the terms of which are set forth herein.

              (xvi) "RESTRICTED STOCK" shall mean Common Stock delivered to or held by a Participant which is subject to the restrictions described in Section
6.7 hereof and any new, additional or different stock or securities of the Company or some other corporation, which a Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. Shares of Restricted Stock delivered pursuant to the Plan, at the election of the Committee, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time, be determined by the Committee.

              (xvii) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

              (xviii) "STOCK" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, any new, additional or different stock or securities of the Company or some other corporation. Shares of Stock delivered pursuant to the Plan, at the election of the Committee, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company, and held in its treasury, as may from time to time be determined by the Committee.

              (xix) "STOCK PURCHASE AGREEMENT" shall mean the form of stock purchase agreement as determined from time to time by the Committee.

              (xx) "SUBSIDIARY" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company, and as defined in Section 425 of the Code.

                                   SECTION 2.

                                    THE PLAN

         1. NAME. This Plan shall be known as the "Arista Investors Corp. 1999 Restricted Stock Plan."

         2. PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and members of the Board of Directors of Arista Investors Corp. an opportunity to acquire or increase their proprietary interest in the Company by purchasing Restricted Stock under the terms set forth herein. This Plan is intended to serve as an employment and service incentive through which the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

         3. EFFECTIVE DATE. The Plan shall become effective (i) after its approval by the holders of a majority of the shares of Common Stock of the Company represented at the next annual or special meeting of the stockholders of the Company, and (ii) upon the earlier to occur of, (x) the date that the Plan of Liquidation of the Company's wholly-owned subsidiary, Arista Insurance Company, is completed, or (y) January 1, 2000.

                                   SECTION 3.

                                  PARTICIPANTS

         Any Key Employee or Director of the Company shall be eligible to participate in the Plan. The Committee may select any eligible Key Employee or Director who may purchase Restricted Stock in accordance with such determinations as the Committee from time to time in its sole discretion shall make. The Plan does not entitle an eligible Key Employee or Director to purchase Restricted Stock unless such employee or Director is selected by the Committee. A Key Employee or Director who has been eligible and/or selected by the Committee to purchase Restricted Stock in one year may not necessarily be eligible and/or selected to purchase Restricted Stock in subsequent years. The Committee may, before it approves the purchase of Restricted Stock or as a condition of such approval, require the Participant by whom the purchase is to be made to enter into an Escrow Agreement and/or Stock Purchase Agreement with the Company containing such terms and conditions as the Committee may prescribe. Nothing contained in the Plan shall give any employee the right to be retained in the employ of the Company or any Director the right of continued service as a director of the Company or affect the right of the Company to dismiss any employee or any Director. The adoption of the Plan shall not constitute a contract between the Company and any employee or any Director.


                                   SECTION 4.

                                 ADMINISTRATION

         1. DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the sole discretion and authority to determine (a) from among eligible Key Employees and Directors those who may purchase Restricted Stock,
(b) the time or times at which Restricted Stock may be purchased, (c) the number of shares of Restricted Stock which may be purchased, (d) the duration of the restrictions on the Restricted Stock, (e) the manner and type of restrictions to be imposed on the Restricted Stock, and (f) the valuation of the consideration to be paid for the Restricted Stock, provided that the consideration may not be less than the par value thereof and that such consideration need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have the sole discretion and complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Escrow Agreement and Stock Purchase Agreement, and to take all such other and further steps as may or shall be necessary or advisable to administer the Plan.

         The Committee may employ such legal counsel, consultants and agents as they may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant. None of the members of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Restricted Stock purchased under it and the Company shall indemnify and hold harmless each member of the Committee against any liability, cost or expense (including reasonable counsel fees) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud, bad faith or willful misconduct.

         2. MAJORITY RULE. Any resolution adopted by the Committee in accordance with the by-laws of the Company, and provided a quorum is present in accordance with such by-laws, shall be deemed sufficient for purposes of taking any action required to be taken by the Committee hereunder.

         3. COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Participants, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of their duties.


                                   SECTION 5.

                   SHARES OF RESTRICTED STOCK SUBJECT TO PLAN

         1.   LIMITATIONS. Subject to adjustment pursuant to the provisions of
Section 5.3 hereof, the number of shares of Restricted Stock which may be issued and sold hereunder shall not exceed Fifty Thousand (50,000) shares. Such shares may consist, either in whole or in part, of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time be determined by the Committee. Any of such shares which remain unsold at the termination of the Plan shall cease to be reserved for the purposes of the Plan.

         2. STOCKHOLDER APPROVAL. The Company shall not issue or deliver any certificate for restricted stock which may be purchased under the Plan, prior to approval of the Plan by a resolution adopted by the holders of a majority of the outstanding shares of Stock of the Company present at an annual or special meeting of stockholders.

         3. ANTIDILUTION. In the event that the Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

              (a) The aggregate number and kind of shares in the Plan shall be adjusted appropriately;

              (b) The number of shares of Restricted Stock purchased by a Participant pursuant hereto shall be adjusted appropriately, both as to the number of subject shares and the price; and

              (c) Such new or additional or different shares or securities which are distributed to a Participant, in his capacity as the owner of Restricted Stock purchased hereunder, shall be legended in accordance with Section 6.7(d) hereof and shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

         Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                                   SECTION 6.

                            RESTRICTED STOCK PURCHASE

         1. RESTRICTED STOCK PURCHASE. All Restricted Stock purchased pursuant hereto shall be authorized by minutes of a meeting or the written consent of the Committee, which shall specify the terms and provisions to be contained in the Stock Purchase Agreement and/or the Escrow Agreement, in accordance with the Plan. The Escrow Agreement and the Stock Purchase Agreement shall be executed by an authorized officer of the Company. Notwithstanding anything contained herein, the Restricted Stock purchased pursuant hereto must be held for not less than six months following the date of acquisition.

         2. RESTRICTED STOCK PRICE. The per share Restricted Stock price shall be determined by the Committee, but the per share price shall not be less than the par value of the Restricted Stock on the date the Restricted Stock is purchased. The purchase price for the Restricted Stock shall be paid in cash.

         3. SECTION 83(B) ELECTION. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while it is still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

         4. WITHHOLDING. All Restricted Stock purchased pursuant hereto and dividends on such Restricted Stock shall be subject to withholding as required by applicable federal, state and local laws, and the Committee may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their Fair Market Value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to a Participant, and (iii) requiring a Participant to pay to the Company the amount required to be withheld as a condition of releasing the Restricted Stock and any other distributions related thereto.

         5. NONTRANSFERABILITY OF RESTRICTED STOCK. Unless otherwise permitted hereunder, no Restricted Stock shall be transferred by a Participant otherwise than by Last Will and Testament or the laws of Descent and Distribution.

         At such time that a Participant purchases Restricted Stock pursuant hereto, the Participant shall represent to the Company in writing that he or she will hold the Restricted Stock for his or her own account for investment only and not with a view to distribution or resale and that the Participant will not make any sale, transfer or other disposition of any shares of Restricted Stock purchased except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Committee, that the sale, transfer or other disposition may be made without such registration.

         6. NO ALIENATION OF BENEFITS. Except insofar as may otherwise be required by law, no Restricted Stock held at any time pursuant to an Escrow Agreement shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under the Plan, or any part thereof, or if by reason of his of her bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him or her, then the Committee, if it so elects, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper, in their sole discretion.

         7. RESTRICTIONS IMPOSED. The Committee may impose any or all of the restrictions enumerated in subsections (a), (b) and (c) of this Section 6.7 or such other restrictions as provided in subsection (e) below, with respect to any Restricted Stock purchased hereunder:

              (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant or a Director shall be removed for cause, within ten
         (10) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment or termination of service as a Director, to buy any or all of the shares purchased by such terminated employee or Director which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Product of (x) the consideration paid by the terminated employee or Director to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a "Change of Control of the Company." A "Change of Control of the Company" shall mean a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation.

              (b) If a Participant shall, within ten (10) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five percent (5%) stockholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five percent (5%) stockholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Committee, the Company shall have the option for a period of sixty (60) days after such determination by the Committee, to buy any or all of the shares purchased by such Participant which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

              (c) If, within twelve months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such twelve month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

              (d) Stock certificates evidencing Restricted Stock purchased by a Participant shall be issued and delivered in the sole name of the Participant and each such certificate shall bear the following legends:

                   (i) "The shares of Arista Investors Corp., $.01 par value per share, of Class A Common Stock evidenced by this certificate are subject to repurchase by Arista Investors Corp., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Arista Investors Corp. and the registered owner of such shares."; and

                   (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Arista Investors Corp. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Arista Investors Corp. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Arista Investors Corp. and the registered owner of such shares."

              No such share may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legends provided above.

              The foregoing provisions in subsection (d) hereof shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if and so long as the Committee determines that application of such provisions is no longer required. In making such determination, the Committee shall rely upon an opinion of counsel for the Company, except that after a Change of Control of the Company, an opinion of counsel that registration under the Securities Act is not required may be provided by counsel independent of the Company.

              (e) The Committee may impose some or all of the restrictions set forth in this Section and/or such other restrictions on any shares sold pursuant to the Plan as they may deem advisable in their sole discretion, including without limitation, restrictions under the Securities Act, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and under any state or local blue sky or securities laws applicable to such shares.

              (f) In the event the Company exercises its sixty (60) day option with respect to any shares, the Company may set off the Repurchase Price from any obligation or liability to a Participant, whether as compensation or otherwise.

         8. RIGHTS AS STOCKHOLDER. Subject to the provisions of Section 6.9 hereof, a certificate or certificates for all shares of Restricted Stock registered in the name of a Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares of Restricted Stock, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions theretofore imposed on the Restricted Stock.

         9.   REMOVAL OF RESTRICTIONS.

              (a) If (i) a Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company, at any time within ten (10) years from the date Restricted Stock shall have been purchased hereunder, the events of forfeiture specified in Section 6.7(a) and (b) hereof (but not Section 6.7(c)) or as otherwise determined by the Committee shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in
         Section 6.7(d)(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

              (b) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(a) hereof, the events of forfeiture specified in Section 6.7(a) hereof shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

              (c) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(b) hereof, the events of forfeiture specified in Section 6.7(b) hereof shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

              (d) If a Participant's Stock Purchase Agreement provides for the release from restriction of portions of the Restricted Stock upon the passage of time, then upon the passage of such time periods, the events of forfeiture specified in Section 6.7(a) and 6.7(b) hereof shall terminate as to such portions of the Restricted Stock and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) hereof.

         10. ESCROW. In order to enforce the restrictions imposed upon shares issued under the Plan, the Committee may require any Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank and to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant to the Plan have terminated.


                                   SECTION 7.

                               STOCK CERTIFICATES

         The Company may, but shall not be required to, issue or deliver any certificate for shares of Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

              (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

              (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in their sole discretion deem necessary or advisable;

              (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in their sole discretion determine to be necessary or advisable;

              (d) Compliance with all terms and provisions of the Plan, the Stock Purchase Agreement and the Escrow Agreement;

              (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Committee from time to time in their sole discretion may establish for reasons of administrative convenience; and

              (f) The approval of the Plan by the holders of a majority of the shares of Stock of the Company present at an annual or special meeting of the stockholders of the Company; and

Nothing herein contained shall be construed as imposing any obligation on the Committee or the Company to undertake or complete any act with respect to subparagraphs (a), (b) and (c) of this Section 7.

                                   SECTION 8.

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

         1. TERMINATION. The Plan shall terminate and no further shares shall be sold or issued hereunder on or after the tenth (10th) anniversary of the Effective Date, or such earlier date as may be determined by the Committee. The termination of the Plan, however, shall not affect any restrictions previously imposed on shares issued pursuant to the Plan.

         2. AMENDMENT AND MODIFICATION. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no amendment to the Plan may provide for a purchase price for the Restricted Stock of less than the par value thereof or change the manner for removal of the restrictions set forth in Section 6.9 hereof.

         No termination, amendment, or modification of the Plan shall in any manner affect any Stock Purchase Agreement or Escrow Agreement theretofore executed pursuant to the Plan without the consent of the Participant.


                                   SECTION 9.

                                  MISCELLANEOUS

         1. EMPLOYMENT. Nothing in the Plan or in any Stock Purchase Agreement relating hereto shall confer upon any employee the right to continue in the employ of the Company.

         2. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation plans for employees or Directors of the Company.

         3. PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

         4. SINGULAR, PLURAL, GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         5. HEADINGS, ETC., NO PART OF PLAN. Headings or Sections hereof are inserted for convenience and reference and they constitute no part of the Plan.

         6. UNFUNDED PLAN. The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management, key or outstanding personnel.

PROXY

                             ARISTA INVESTORS CORP.
                    116 JOHN STREET, NEW YORK, NEW YORK 10038

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stanley S. Mandel and Susan J. Hall as proxies ("Proxies"), each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Class A Common Stock of Arista Investors Corp., a Delaware corporation (the "Company"), held of record by the undersigned on July 1, 1999, at the Annual Meeting of Stockholders to be held at Cold Spring Harbor Country Club, East Gate Drive, Cold Spring Harbor, New York 11724 on August 6, 1999, 10:00 a.m., local time or any adjournment thereof.

PROPOSAL 1. Election of Directors.

            Nominees: Daniel Glassman, Bernard Kooper, Michael Krasner, Stanley S. Mandel and Louis H. Saltzman

            / /  FOR all nominees                   / /  WITHHOLDING AUTHORITY
           (except as marked to the contrary below)      as to all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

           Withheld for:
                        ---------------------------------------------

PROPOSAL 2. To approve and adopt the Company's 1999 Non-Qualified Stock Option Plan.

            / / FOR             / / AGAINST                 / / ABSTAIN

PROPOSAL 3. To approve and adopt the Company's 1999 Restricted Stock Plan.

            / / FOR             / / AGAINST                 / / ABSTAIN

          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

          If no direction is made, the Proxies will have discretionary authority to vote on the above-listed matters to be presented at the Meeting. In such event, the Proxies intend to vote FOR the election of each director-nominee listed in Proposal 1 and FOR Proposals 2 and 3.

                             PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.
                             WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                             Date:                    , 1999
                                  --------------------

                             Signature:
                                       ---------------------------------------

                             Print Name:
                                        --------------------------------------

                             Signature if held jointly:
                                                        ----------------------

          (When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)